UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
September 28, 2017
SHARPS COMPLIANCE CORP.
Commission File No. 001-34269

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	74-2657168
(State Or Other Jurisdiction Of Incorporation or Organization)	(IRS Employer Identification No.)

9220 Kirby Drive, Suite 500
Houston, Texas 77054
(Address Of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code)
713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01	Financial Statement and Exhibits.

SIGNATURES

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Stock Option Awards

On September 28, 2017, the Compensation Committee of the Board of Directors of the Company (“Compensation Committee”) approved the following stock option awards for certain named executive officers on a discretionary basis:

Officer	Stock Options
David P. Tusa, Chief Executive Officer and President	50,000
Diana P. Diaz, Vice President and Chief Financial Officer	25,000
Gregory C. Davis, Vice President of Operations	20,000
Khairan “Al” Aladwani, Vice President of Quality Control/Assurance	20,000
Dennis P. Halligan, Vice President of Marketing	20,000

The stock options were granted under the shareholder approved Sharps Compliance Corp. 2010 Stock Plan and will vest over a four-year period (one-quarter at end of each year beginning September 28, 2017). The exercise price of the options is equal to the quoted end of trading day market price of the underlying common stock at date of grant, which on September 28, 2017, was $4.80 per share.

Base Compensation - The Compensation Committee also approved a base compensation increase effective September 28, 2017 as follows:

Executive Officer	Position	New Base Salary ($)
Dennis P. Halligan	Vice President of Marketing	$160,000

Compensation and Incentive Plan - The Compensation Committee approved a Compensation and Incentive Plan for the fiscal year 2018 (ending June 30, 2018) (the “CIP”) which replaces in its entirety the prior CIP. Under the CIP, the covered participants will be eligible for an incentive bonus pool payable in cash or stock, at the discretion of the Compensation Committee, ($480,000 for 2018 of which 40% is applicable to the Chief Executive Officer (“CEO”) and 60% is allocable to the other covered participants based on a recommendation by the CEO) and a stock option pool (250,000 stock options for 2018 of which 100,000 stock options are applicable to the CEO and 150,000 stock options which are allocated to other covered participants based on a recommendation by the CEO and approved by the Committee). Within thirty (30) days after the Company’s earnings release for the most recently completed fiscal year, the actual CIP award performance will be calculated to determine the total cash and stock option CIP awards earned for the most recently completed performance cycle.

The CIP performance targets include the following for fiscal 2018:

•	Achievement of Annual Budgeted Revenue - weighted 25%

•	Achievement of 110% or more of Annual Budgeted Revenue - weighted 25%

•	Achievement of Annual Budgeted Pre-Tax Profit - weighted 12.5%

•	Achievement of 110% or more of Annual Budgeted Pre-Tax Profit - weighted 12.5%

•	Discretionary Portion - weighted 25% - approved by the Committee based on positioning the Company for future growth

Item 9.01.    Financial Statements and Exhibits.
None

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 2, 2017                      SHARPS COMPLIANCE CORP.

By: /s/ DIANA P. DIAZ
Vice President and Chief Financial Officer